BlueLinx Quarterly Review 4th Quarter 2014

2 Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which we distribute; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended January 3, 2015, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of February 19, 2015. We undertake no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to February 19, 2015. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. BlueLinx Holdings Inc.

3 Mitch Lewis Chief Executive Officer

4 Executive Summary – Fourth Quarter and Full Year 2014 Quarterly Results • $60 million excess availability at end of fourth quarter 2014 ◦ $14 million dollar improvement over end of fourth quarter 2013 • Adjusted EBITDA $1.9 million for fourth quarter 2014 ◦ Improvement of $2.9 million over fiscal fourth quarter 2013 ◦ First positive fourth quarter Adjusted EBITDA since 2006 • Sixth consecutive year-over-year quarterly improvement of Adjusted EBITDA Full Year Results • Best Adjusted EBITDA since 2007 • Adjusted EBITDA of $24.6 million compared to fiscal 2013 Adjusted EBITDA of $1.3 million • Gross margin of 11.6%, up approximately 100 basis points from 10.6% in fiscal 2013

5 Single-Family Housing Starts Single-family housing activity continued modest improvement in the fourth quarter, ending the year at highest level in last six years Source: U.S. Census Bureau

6 Price and Volume Fiscal Fourth Quarter 2014 Average selling price for our structural wood business was up 2.8% Volumes down in roofing, paneling, insulation; up in siding, decking Volumes down in lumber and rebar Comparable Revenues down $12.9M Variance Analysis ($ millions) Price/Other Specialty Unit Volume -0.6% Structural Unit Volume -7.9%

7 Quarterly Same Center Revenues (1) Immaterial rounding adjustments and differences may exist between appendix slides, press releases, and previously issued presentations. % by Product Vs. Year Ago • Mix shifted by 2% to Specialty products versus prior year Comparable Same Center Revenues Down $12.9M or 3% ($ millions) Vs. Year Ago (excl. 53rd week) • Specialty sales down 0.4% • Structural sales down 5.3% 4Q '13 4Q '14 4Q '13 1Q '14 2Q '14 3Q '14 4Q '14

8 Key Emphasis • Focus on opportunities in the local markets • Drive operational improvements across the organization • Supplier engagement to create mutual success • Continue margin enhancement activities • Closely manage working capital and liquidity Key Emphasis for BlueLinx

9 Susan O’Farrell Chief Financial Officer and Treasurer

10 Debt Restructuring • Asset Backed Revolving Credit Facilities ◦ Successful extension of $447.5 million U.S. revolving credit facility until April 2017 • FILO ◦ Successful extension of $20 million Tranche A loan to full maturity of June 2016 • Mortgage ◦ Currently evaluating refinancing options

11 in millions - unaudited (1) (2) Q4 2014 Q4 2013 YTD 2014 YTD 2013 Net Sales $ 454.1 $ 486.3 $ 1,979.4 $ 2,152.0 Less: closed centers — — — 85.6 Less: week of December 29, 2013 — 19.2 — 19.2 Comparable Net Sales $ 454.1 $ 467.1 $ 1,979.4 $ 2,047.2 Gross profit $ 49.8 $ 54.3 $ 229.1 $ 228.5 Less: closed centers — — — 6.3 Less: week of December 29, 2013 — 2.1 — 2.1 Comparable Gross Profit $ 49.8 $ 52.2 $ 229.1 $ 220.1 Gross Margin 11.0% 11.2% 11.6% 10.6 % Comparable Gross Margin 11.0% 11.2% 11.6% 10.8 % Revenue and Gross Profit • Comparable Gross Profit of $229 million, up 4%, from $220 million in fiscal 2013 • Fiscal 2014 Gross Margin 11.6% versus 10.6% in fiscal 2013 (1) Immaterial rounding adjustments and differences may exist between appendix slides, press releases, and previously issued presentations. (2) The fiscal fourth quarter and fiscal year ended January 4, 2014 included 14 and 53 weeks, respectively, compared to 13 and 52 weeks, respectively, for the fiscal fourth quarter and year ended January 3, 2015. "Comparable" data excludes the impact of the 53rd week.

12 in millions - unaudited(1) Q4 2014 Q4 2013 YTD 2014 YTD 2013 Logistics $ 25.4 $ 29.3 $ 110.1 $ 119.3 Sales 14.6 17.1 61.8 69.6 G&A 10.4 11.7 43.6 60.9 Total Operating Expenses $ 50.4 $ 58.1 $ 215.5 $ 249.8 Operating Expenses Fiscal 2014 operating expenses down $34.3 million, or 13.7%, from fiscal 2013 • Logistics costs down $9.2 million, or 8%, from fiscal 2013 • Sales costs down $7.8 million, or 11%, from fiscal 2013 • SG&A down $17.3 million, or 28%, from fiscal 2013 (1) Immaterial rounding adjustments and differences may exist between appendix slides, press releases, and previously issued presentations.

13 GAAP Net Income (Loss) & Adjusted EBITDA Adjusted EBITDA $ in millions - unaudited (1) (2) Q4 2014 Q4 2013 YTD 2014 YTD 2013 GAAP net income (loss) $(7.6) $(2.5) $(13.9) $(40.6) Adjustments: Depreciation and amortization 2.4 2.6 9.5 9.1 Interest expense 6.6 7.0 26.8 28.0 Provision for (benefit from) income taxes 0.3 (8.3) 0.3 (9.0) Loss from closed distribution centers — — — 3.7 Gain from the sale of properties — (1.3) (5.2) (5.2) Share-based compensation expense, excluding restructuring 0.6 0.3 2.4 3.2 Restructuring, severance, debt fees, and other (0.4) 1.2 4.8 12.1 Adjusted EBITDA same center 1.9 (1.0) 24.6 1.3 Add back loss week of December 29, 2013 — 1.1 — 1.1 Comparable Adjusted EBITDA $1.9 $0.1 $24.6 $2.4 (1) Immaterial rounding adjustments and differences may exist between appendix slides, press releases, and previously issued presentations. (2) The fiscal fourth quarter and fiscal year ended January 4, 2014 included 14 and 53 weeks, respectively, compared to 13 and 52 weeks, respectively, for the fiscal fourth quarter and year ended January 3, 2015. "Comparable" data excludes the impact of the 53rd week. Improved Adjusted EBITDA by $23.3 million for the year

14 Cash Flows Year-to-Date Operating Cash Usage Improved $27.6 million ($39.9) ($12.3) Q4 2014 Q4 2013 YTD 2014 YTD 2013 in millions - unaudited (1) Net cash (used in) provided by operating activities $ 41.1 $ 30.9 $ (12.3) $ (39.9) Net cash (used in) provided by investing activities (1.1) 1.4 4.4 5.4 Net cash (used in) provided by financing activities (43.3) (34.1) 7.4 34.3 Increase (decrease) in cash (3.3) (1.8) (0.5) (0.2) Cash balance, beginning of period 7.8 6.8 5.0 5.2 Cash balance, end of period $ 4.5 $ 5.0 $ 4.5 $ 5.0 (1) Immaterial rounding adjustments and differences may exist between appendix slides, press releases, and previously issued presentations.

15 Cash Cycle Days (1) Immaterial rounding adjustments and differences may exist between appendix slides, press releases, and previously issued presentations. (2) Working capital as defined by A/R plus inventory less A/P & bank overdrafts • TTM Cash Cycle at 65 days • Year end working capital(2) was down $24 million from year end 2013

16 TOPIC PAGE Profit and Loss Statement 17 Adjusted EBITDA 18 Same Center - Revenue and Gross Profit 19 Revenue and Unit Volume 20 Gross Profit and Margin 21 Reconciliation of Debt Principal Payable to Non-GAAP Net Debt 22 Capital Structure 23 Structural Products Price Trends 24 Appendix

17 Profit and Loss Statement Profit and Loss Statement $ in millions except per share amounts - unaudited (1) Q4 2014 Q4 2013 YTD 2014 YTD 2013 Net sales $ 454.1 $ 486.3 $ 1,979.3 $ 2,152.0 Cost of sales 404.3 432.0 1,750.2 1,923.6 Gross profit 49.8 54.3 229.1 228.4 Gross margin % 11.0% 11.2% 11.6% 10.6% Operating expenses: Selling, general, and administrative 48.1 55.5 206.1 240.7 Depreciation and amortization 2.3 2.6 9.5 9.1 Total operating expenses 50.4 58.1 215.6 249.8 Operating income (loss) (0.6) (3.8) 13.5 (21.4) Non-operating expenses (income): Interest expense 6.6 7.0 26.8 28.0 Other expense (income), net — — 0.3 0.2 Income (loss) before provision for (benefit from) income taxes (7.2) (10.8) (13.6) (49.6) Provision for (benefit from)income taxes 0.4 (8.3) 0.3 (9.0) Net income (loss) $ (7.6) $ (2.5) $ (13.9) $ (40.6) Diluted EPS $ (0.09) $ (0.03) $ (0.16) $ (0.51) (1) Immaterial rounding adjustments and differences may exist between appendix slides, press releases, and previously issued presentations.

18 Adjusted EBITDA (1) Immaterial rounding adjustments and differences may exist between appendix slides, press releases, and previously issued presentations. (2) The fiscal fourth quarter and fiscal year ended January 4, 2014 included 14 and 53 weeks, respectively, compared to 13 and 52 weeks, respectively, for the fiscal fourth quarter and year ended January 3, 2015. "Comparable" data excludes the impact of the 53rd week. Adjusted EBITDA in millions - unaudited (1) (2) Q4 2014 Q4 2013 YTD 2014 YTD 2013 GAAP net income (loss) $ (7.6) $ (2.5) $ (13.9) $ (40.6) Adjustments: Depreciation and amortization 2.3 2.6 9.5 9.1 Interest expense 6.7 7.0 26.8 28.0 Provision for (benefit from) income taxes 0.3 (8.3) 0.3 (9.0) Loss from closed distribution centers — — — 3.7 Gain from the sale of properties — (1.3) (5.3) (5.2) Share-based compensation expense, excluding restructuring 0.6 0.4 2.4 3.2 Restructuring, severance, debt fees, and other (0.4) 1.1 4.8 12.1 Adjusted EBITDA same center 1.9 (1.0) 24.6 1.3 Add back loss week of December 29, 2013 — 1.1 — 1.1 Comparable Adjusted EBITDA $ 1.9 $ 0.1 $ 24.6 $ 2.4

Same Center - Revenue and Gross Profit

BlueLinx
America's Building Products Distributor

Comparable Same Center in millions - unaudited (1) (2)	Q4 2014	Q4 2013	YTD 2014	YTD 2013
Net Sales	$ 454.1	$ 486.3	$ 1,979.4	$ 2,152.0
Less: closed centers	—	—	—	85.6
Same center net sales	454.1	486.3	1,979.4	2,066.4
Less: week of December 29, 2013 (1)	—	19.2	—	19.2
Comparable Net Sales	$ 454.1	$ 467.1	$ 1,979.4	$ 2,047.2
Actual year-over-year percentage increase (decrease)	(6.6)%		(8.0)%	
Same center year-over-year percentage increase (decrease)	(6.6)%		(4.2)%	
Comparable year-over-year percentage increase (decrease)	(2.8)%		(3.3)%	
Gross profit	$ 49.8	$ 54.3	$ 229.1	$ 228.5
Less: closed centers	—	—	—	6.3
Same center gross profit	49.8	54.3	229.1	222.2
Less: week of December 29, 2013 (1)	—	2.1	—	2.1
Comparable Gross Profit	$ 49.8	$ 52.2	$ 229.1	$ 220.1
Gross Margin %	11.0%	11.2%	11.6%	10.8%
Total Operating Expenses	$ 50.4	$ 58.1	$ 215.6	$ 249.8
Less: closed centers	—	—	—	10.0
Same center operating expenses	50.4	58.1	215.6	239.8
Less: week of December 29, 2013 (1)	—	3.3	—	3.3
Comparable Total Operating Expenses	$ 50.4	$ 54.8	$ 215.6	$ 236.5
Operating Income (loss)	$ (0.6)	$ (3.7)	$ 13.5	$ (21.3)
Add back loss from closed centers	—	—	—	3.7
Same center operating income (loss)	(0.6)	(3.7)	13.5	(17.6)
Add back loss week of December 29, 2013 (1)	—	1.3	—	1.3
Comparable Operating Income (loss)	$ (0.6)	$ (2.4)	$ 13.5	$ (16.3)

(1) Immaterial rounding adjustments and differences may exist between appendix slides, press releases, and previously issued presentations.
(2) The fiscal fourth quarter and fiscal year ended January 4, 2014 included 14 and 53 weeks, respectively, compared to 13 and 52 weeks, respectively, for the fiscal fourth quarter and year ended January 3, 2015. "Comparable" data excludes the impact of the 53rd week.

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20 Same Center - Revenue and Unit Volume Comparable Same Center Sales $ in millions - unaudited (1) (2) Q4 2014 Q4 2013 YTD 2014 YTD 2013 Specialty $ 263.9 $ 264.8 $ 1,168.9 $ 1,144.2 Structural 195.0 205.9 831.6 918.7 Other (3) (4.8) (3.6) (21.1) (15.7) Total $ 454.1 $ 467.1 $ 1,979.4 $ 2,047.2 Comparable Same Center Sales Mix % - unaudited (1) (2) Specialty 57.5% 56.3% 58.4% 55.5 % Structural 42.5% 43.7% 41.6% 44.5 % Comparable Same Center Unit Volume Change - unaudited (1) (2) Specialty (0.6)% 9.6% 1.0% 7.4 % Structural (7.9)% 9.5% (8.9)% 11.0 % Total (3.8)% 9.6% (3.4)% 8.9% (1) Immaterial rounding adjustments and differences may exist between appendix slides, press releases, and previously issued presentations. (2) The fiscal fourth quarter and fiscal year ended January 4, 2014 included 14 and 53 weeks, respectively, compared to 13 and 52 weeks, respectively, for the fiscal fourth quarter and year ended January 3, 2015. "Comparable" data excludes the impact of the 53rd week. (3) Includes cash discounts, service revenue, Canadian conversion, and accruals.

21 Same Center - Gross Profit and Margin Comparable Same Center Gross Profit $ in millions - unaudited (1) (2) Q4 2014 Q4 2013 YTD 2014 YTD 2013 Specialty $ 35.1 $ 34.3 $ 156.1 $ 148.6 Structural 14.9 17.0 69.0 67.1 Other (0.2) 0.9 4.0 4.4 Total $ 49.8 $ 52.2 $ 229.1 $ 220.1 Comparable Same Center Gross Margin's % - unaudited (1) (2) Specialty 13.3% 13.0% 13.4% 13.0 % Structural 7.7% 8.3% 8.3% 7.3 % Other n/a n/a n/a n/a Total 11.0% 11.2% 11.6% 10.8% (1) Immaterial rounding adjustments and differences may exist between appendix slides, press releases, and previously issued presentations. (2) The fiscal fourth quarter and fiscal year ended January 4, 2014 included 14 and 53 weeks, respectively, compared to 13 and 52 weeks, respectively, for the fiscal fourth quarter and year ended January 3, 2015. "Comparable" data excludes the impact of the 53rd week.

22 Reconciliation of Debt Principal Payable to Non-GAAP Net Debt Debt $ in millions - unaudited (1) January 3, January 4, 2015 2014 Revolving credit facilities $ 229.5 $ 211.2 Mortgage 177.7 186.9 Total debt principal payable (GAAP) 407.2 398.1 Less: Cash and cash equivalents (4.5) (5.0) Mortgage LCR trap (6.1) — Net debt (Non-GAAP) $ 396.6 $ 393.1 Excess Availability $ 59.5 $ 45.8

23 Capital Structure • Asset Backed Revolving Credit Facilities •Extended until April 2017 •$59.5 million excess availability as of January 3, 2015 •$447.5 million U.S. facility with additional $75.0 million uncommitted accordion facility •Libor +3.5% •$20 million Tranche A loan – extended until June 2016 •Libor +5.25% •$10 million Canadian facility with additional $5.0 million uncommitted accordion facility •Libor or Banker’s Acceptance +2.50% • Mortgage •Due July 2016 •Currently evaluating refinancing options •Book value of the real estate $81.7 million as of January 3, 2015 •Appraisal value as of June 2006 of current properties of approximately $322 million •Outstanding mortgage $178 million as of January 3, 2015 ◦$6m cash trap further reduces principal to $172 million ◦Fixed 6.35% interest rate

24 Structural Products Price Trends

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